EXHIBIT 32.1

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with the annual report on Form 10-K of Simtrol, Inc. (the "Company") for the year ended December 31, 2008, as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), the undersigned, who are the Chief Executive Officer and Chief Financial Officer of the Company, each hereby certify that (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This Certification shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

This Certification is signed on April 29, 2009.

/s/ Oliver M. Cooper, III

Oliver M. Cooper, III
President and Chief Executive Officer

/s/ Stephen N. Samp

Stephen N. Samp
Chief Financial Officer